UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PV UNIVERSAL DISPLAY CORPORATION 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET D49380-P53824 You invested in UNIVERSAL DISPLAY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2021. Get informed before you vote View the Proxy Statement and our 2020 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 17, 2021 2:00 PM EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/OLED2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. UNIVERSAL DISPLAY CORPORATION 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET Board Recommends Voting Items 1. Election of the nine directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and until a successor is selected and qualified. Nominees: 1a. Steven V. Abramson For 1b. Cynthia J. Comparin For 1c. Richard C. Elias For 1d. Elizabeth H. Gemmill For 1e. C. Keith Hartley For 1f. Celia M. Joseph For 1g. Lawrence Lacerte For 1h. Sidney D. Rosenblatt For 1i. Sherwin I. Seligsohn For 2. Advisory resolution to approve the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D49381-P53824